DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                    CLASS A
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
MARCH 26, 1996.                                                   COMMON STOCK

   The undersigned, revoking all previous proxies, appoints Mark S. Newman and Nancy R. Pitek, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of Diagnostic/Retrieval Systems, Inc. (the "Company") to be held on Tuesday, March 26, 1996, and at any adjournments thereof, and to vote all shares of Class A Common Stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting.

    [X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

   1. APPROVAL of an Amended and Restated Certificate of Incorporation to effect a reclassification of each share of the Company's Class A Common Stock and each share of Class B Common Stock into one share of new common stock.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

   2. APPROVAL of an Amended and Restated Certificate to provide that action by stockholders may be taken only at a duly called annual or special meeting and not by written consent.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

   3. APPROVAL of an Amended and Restated Certificate to provide that the stockholders of the Company would not have the right to make, adapt, alter, amend, change or repeal the By-Laws except upon the affirmative vote of not less than 66 2/3 % of the outstanding stock of the Company entitled to vote thereon.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN





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PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 3.

                                         Date:              , 1996
                                         ------------------------------------

                                         Signature
                                         ------------------------------------

                                         Signature of joint holder, if any

                                         ------------------------------------
                                         Please sign exactly as your name
                                         appears to the left, Executors,
                                         administrators, trustees, etc. should
                                         give  full title as such. If the signer
                                         is a corporation, please sign fully
                                         corporate name by a duly authorized
                                         officer.

DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                    CLASS B
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
MARCH 26, 1996.                                                   COMMON STOCK

   The undersigned, revoking all previous proxies, appoints Mark S. Newman and Nancy R. Pitek, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of Diagnostic/Retrieval Systems, Inc. (the "Company") to be held on Tuesday, March 26, 1996, and at any adjournments thereof, and to vote all shares of Class B Common Stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting.

    [X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

   1. APPROVAL of an Amended and Restated Certificate of Incorporation to effect a reclassification of each share of the Company's Class A Common Stock and each share of Class B Common Stock into one share of new common stock.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

   2. APPROVAL of an Amended and Restated Certificate to provide that action by stockholders may be taken only at a duly called annual or special meeting and not by written consent.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

   3. APPROVAL of an Amended and Restated Certificate to provide that the stockholders of the Company would not have the right to make, adapt, alter, amend, change or repeal the By-Laws except upon the affirmative vote of not less than 66 2/3 % of the outstanding stock of the Company entitled to vote thereon.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 3.

                                         Date:              , 1996
                                         ------------------------------------

                                         Signature
                                         ------------------------------------

                                         Signature of joint holder, if any

                                         ------------------------------------
                                         Please sign exactly as your name
                                         appears to the left, Executors,
                                         administrators, trustees, etc. should
                                         give  full title as such. If the signer
                                         is a corporation, please sign fully
                                         corporate name by a duly authorized
                                         officer.